UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008

LCA-VISION INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27610 (Commission File Number)	11-2882328 (IRS Employer Identification No.)

7840 Montgomery Road, Cincinnati, Ohio	45236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 792-9292

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2008, the Board of Directors of LCA-Vision Inc. promoted Michael J. Celebrezze, the company’s current Senior Vice President/Finance, Interim Chief Financial Officer and Treasurer, to Senior Vice President/Finance, Chief Financial Officer and Treasurer. The change is effective December 1, 2008 and at that time, Mr. Celebrezze’s annual base salary will increase from $205,000 to $260,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.

/s/ Steven C. Straus
Steven C. Straus
Chief Executive Officer

Date: November 21, 2008